UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  April 25, 2012
(Date of earliest event reported)

J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-02	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On or about April 26, 2012, a series of mortgage pass-through certificates, entitled J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 Commercial Mortgage Pass Through Certificates Series 2012-C6 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of April 1, 2012 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-3 Certificates, Class A-SB Certificates, Class X-A Certificates, Class A-S Certificates, Class B Certificates, Class C Certificates and Class D Certificates (collectively, the “Public Certificates”) and (ii) the Class X-B Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class H Certificates, Class NR Certificates and Class R Certificates (collectively, the “Private Certificates” and together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in J.P. Morgan Chase Commercial Mortgage Securities Trust 2012-C6 (the “Issuing Entity”), a common law trust fund to be formed on or about April 26, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 118 commercial properties. The Mortgage Loans are expected to be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to (i) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of April 26, 2012, between the Registrant and JPMCB and (ii) a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of April 26, 2012, between the Registrant, Ladder Capital Finance LLC (“Ladder”) and  Ladder Capital Finance Holdings LLLP.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to J.P. Morgan Securities LLC (“JPMS”), Ladder Capital Securities LLC (“LCS”), Goldman, Sachs & Co. (“Goldman”) and Wells Fargo Securities, LLC (“WFS”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated April 18, 2012, among the Registrant, JPMS, LCS, Goldman and WFS (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated April 18, 2012, among the Registrant, JPMS and LCS (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of  $1,003,546,000, on April 26, 2011. The net  proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $4,853,099.43, were  approximately $1,125,841,469.73. Of the expenses paid by the Registrant, approximately $1,169,120.82 were paid directly to affiliates of the Registrant, $88,499.99 in the form of fees were paid to the Underwriters, $13,275.00 were paid to or for the Underwriters and $3,582,203.62 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates  of such expenses. No underwriting discounts and commissions or finder’s fees  were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to JPMS and LCS on such date the Private Certificates, having an aggregate principal amount of $130,404,408 to a third party investor, in each case in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The related registration statement (file no. 333-165147) was originally declared effective on August 10, 2010.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated April 18, 2012, supplementing the Prospectus dated April 9, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated April 18, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Ladder Capital Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as underwriters.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of April 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2
Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2012	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
(Registrant)

By:  /s/ Bianca A. Russo
              Name: Bianca A. Russo
              Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1
Underwriting Agreement, dated April 18, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Ladder Capital Securities LLC, Goldman, Sachs & Co. and Wells Fargo Securities, LLC, as underwriters.
(E)

4.1
Pooling and Servicing Agreement, dated as of April 1, 2012, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, U.S. Bank National Association, as trustee, Wells Fargo Bank, National Association, as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

99.1	Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2
Mortgage Loan Purchase Agreement, dated as of April 26, 2012, between Ladder Capital Finance LLC, as seller, Ladder Capital Finance Holdings LLLP, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
(E)